UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 19, 2006 (May 19, 2006)
                                                   ---------------------------

                                AZTAR CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)


               Delaware                 1-5440               86-0636534
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    (State or other jurisdiction     (Commission           (IRS Employer
          of incorporation)          File Number)       Identification No.)


           2390 Camelback Road, Suite 400
                  Phoenix, Arizona                            85016
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      (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (602) 381-4100
                                                   -----------------------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement


         On May 19, 2006, Aztar Corporation, a Delaware corporation (the "Company"), announced that it had entered into a definitive agreement and plan of merger (the "Columbia Merger Agreement") with Columbia Sussex Corporation, a Kentucky corporation ("Sussex"), Wimar Tahoe d/b/a Columbia Entertainment, a Nevada corporation ("Columbia Entertainment"), and Columbia Entertainment's wholly-owned subsidiary, WT-Columbia Development, Inc., a Delaware corporation ("Merger Subsidiary"). Under the terms of, and subject to the conditions contained in, the Columbia Merger Agreement, Columbia Entertainment will pay $54.00 in cash for each share of the Company's common stock and $571.13 in cash for each share of the Company's preferred stock outstanding at the Effective Time (as defined in the Columbia Merger Agreement). The Columbia Merger Agreement also provides for an increase in the purchase price at the rate of $0.00888 per share of Aztar common stock (and $0.09388 per share of Aztar preferred stock) per day beginning November 19, 2006, and then to $0.01184 per share of Aztar common stock (and $0.12518 per share of Aztar preferred stock) per day beginning February 19, 2007, in the event that all required regulatory approvals have not been received by such dates.

         Pursuant to the Columbia Merger Agreement, Merger Subsidiary will merge with and into the Company (the "Merger") and the Company shall become a wholly-owned subsidiary of Columbia Entertainment. The Merger is subject to the approval of the Company's stockholders and other closing conditions, including the receipt of certain required gaming and antitrust approvals. The Columbia Merger Agreement provides for a termination fee of $55.228 million and reimbursement of up to a maximum of $27.36 million for incurrence of fees and expenses in connection with the transactions contemplated by the Columbia Merger Agreement, which are payable by the Company under certain circumstances.

         Concurrently with the execution of the Columbia Merger Agreement, the parties to the Columbia Merger Agreement and Deutsche Bank Trust Company Americas, as Custodian, have entered into a Custody and Security Agreement (the "Custody Agreement"), pursuant to which Sussex has deposited $313 million (the "Custodial Assets") in a custodial account with the Custodian. On May 19, 2006, $78 million of the Custodial Assets were paid to Aztar as reimbursement of the termination fee and termination expenses paid to Pinnacle Entertainment, Inc. ("Pinnacle") (as described in item 1.02 of this report) and the balance of which will be credited against the purchase price if the Merger is consummated. In the event that the Columbia Merger Agreement is terminated due to Columbia's failure to obtain gaming approvals or certain other termination events, the Custodial Assets will be distributed to the Company. The Custody Agreement provides that the Company will obtain a security interest in the Custodial Assets.

         The foregoing description of the Columbia Merger Agreement and Custody Agreement does not purport to be complete and is qualified in its entirety by reference to the Columbia Merger Agreement and Custody Agreement, which are attached as Exhibits 2.1 and 2.2 hereto, and are incorporated herein by reference. The Columbia Merger Agreement contains representations and warranties which the parties thereto made to, and solely for, the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Columbia Merger Agreement and that modify, qualify and create exceptions to the representations and warranties contained in the Columbia Merger Agreement.

Item 1.02.        Termination of a Material Definitive Agreement

         In accordance with the agreement and plan of merger, dated as of March 13, 2006, as amended, by and among Aztar, Pinnacle and PNK Development 1, Inc. (the "Pinnacle Merger Agreement"), immediately prior to the execution of the Columbia Merger Agreement, Aztar terminated the Pinnacle Merger Agreement and paid to Pinnacle a termination fee of $52.16 million and termination expenses of $25.84 million (collectively, the "Pinnacle Fees"). Pursuant to the Custody Agreement, Aztar has been reimbursed for the Pinnacle Fees; however, if the Columbia Merger Agreement is terminated under certain circumstances, Aztar must reimburse Columbia Entertainment for the Pinnacle Fees.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

         2.1 Agreement and Plan of Merger, dated as of May 19, 2006, by and among Aztar Corporation, Columbia Sussex Corporation, Wimar Tahoe Corporation d/b/a Columbia Entertainment and WT-Columbia Development, Inc.

         2.2 Custody and Security Agreement, dated as of May 19, 2006, by and among Aztar Corporation, Columbia Sussex Corporation, Wimar Tahoe Corporation d/b/a Columbia Entertainment, WT-Columbia Development, Inc. and Deutsche Bank Trust Company Americas

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AZTAR CORPORATION


                                         By: /s/ Nelson W. Armstrong, Jr.
                                             -----------------------------------
                                             Name:  Nelson W. Armstrong, Jr.
                                             Title: Vice President,
                                                    Administration and Secretary



Date: May 19, 2006

                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------

         2.1 Agreement and Plan of Merger, dated as of May 19, 2006, by and among Aztar Corporation, Columbia Sussex Corporation, Wimar Tahoe Corporation d/b/a Columbia Entertainment and WT-Columbia Development, Inc.

         2.2 Custody and Security Agreement, dated as of May 19, 2006, by and among Aztar Corporation, Columbia Sussex Corporation, Wimar Tahoe Corporation d/b/a Columbia Entertainment, WT-Columbia Development, Inc. and Deutsche Bank Trust Company Americas